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                                                                 Exhibit (99.1a)

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-58632, 33-79294, 333-03949, 333-03951 and
333-42546) of Lifeline Systems, Inc. of our report dated June 6, 2001 relating to the financial statements of the Lifeline Employees' Savings and Investment Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
June 28, 2001